Filed pursuant to Rule 497(e)

File Nos. 33-36528 and 811-6161

ALLIANZ FUNDS

Supplement Dated September 18, 2014 to the

Statement of Additional Information

Dated August 29, 2014

Disclosure Relating to All Series (each a “Fund” and together, the “Funds”)

Effective September 30, 2014, the section within the Statement of Additional Information entitled “Disclosure of Portfolio Holdings” will be revised to add the following as the sixth sentence of the second paragraph in the section:

The Adviser may post the largest ten holdings of a Fund and certain portfolio characteristics, such as sector and country breakdowns, on the website on a monthly basis approximately fifteen (15) calendar days after a month’s end, and may post attribution information with the five best and five worst performing positions for a Fund on the website on a quarterly basis approximately fifteen (15) calendar days after a quarter’s end.

Please retain this Supplement for future reference.